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						File Number: 333-62166
                                                Filed Pursuant to Rule 497(e)
                                                of the Securities Act of 1933


                                                                    May 22, 2020


                     PIONEER GLOBAL MULTISECTOR INCOME FUND


SUPPLEMENT TO THE PROSPECTUS AND SUMMARY PROSPECTUS, EACH DATED
                                 MARCH 1, 2020
The trustees of the fund have authorized the liquidation of the fund. It is anticipated that the fund will be liquidated on or about July 31, 2020 (the "Liquidation Date"). The fund will discontinue accepting requests from new accounts to purchase shares or process exchanges into the fund effective as of June 1, 2020. The fund will discontinue accepting requests from existing accounts to purchase shares or process exchanges into the fund effective as of July 17, 2020. Shares purchased through any dividend reinvestment will continue to be processed up to the Liquidation Date. The fund also may accept additional investments from established employer-sponsored retirement plans up to the Liquidation Date.

Prior to the fund's liquidation, all or a substantial portion of the fund's assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the fund may not be able to achieve its investment objective.

Shareholders can redeem their shares of the fund at any time prior to liquidation.

Shareholders may also exchange their fund shares for shares of the same class of any other Pioneer fund that offers that class, subject to any restrictions set forth under "Buying, exchanging and selling shares" in the Prospectus. Any shares of the fund outstanding on the Liquidation Date will be redeemed automatically as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the fund has paid or provided for all of its charges, taxes, expenses and liabilities. Any liquidating distribution due to the fund's shareholders will be distributed by the mailing of a check to each such person at such person's address of record.

The liquidation of the fund may result in income tax liabilities for the fund's shareholders. The automatic redemption of the fund's shares on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes.
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If you hold fund shares through an individual retirement account, you can arrange to have such shares exchanged for shares of another Pioneer fund prior to July 31, 2020. Alternatively, if you receive a check representing your investment in the fund, it will be treated as a distribution from your individual retirement account. You may be eligible to roll over your distribution, within 60 days after you receive it, into another individual retirement account. However, rollovers are subject to certain limitations, including as to frequency. You should consult with your tax adviser concerning the tax implications of a distribution for you, your eligibility to roll over a distribution, and the procedures applicable to such rollovers.



























                                                                   32101-00-0520
                                (Copyright)2020 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC